SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

         Date of Report (Date of earliest event reported): June 27, 2006



                            FOCUS ENHANCEMENTS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                        1-11860                     04-3144936
-----------------           -----------------------      ----------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)




           1370 Dell Ave., Campbell, CA                          95008
           -----------------------------                         -----
  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

    As previously disclosed in Item 1.01 of Form 8-K filed on January 30, 2006, which disclosure is incorporated herein by reference, Focus Enhancements, Inc. (the "Company") entered into a Senior Secured Convertible Note Purchase Agreement (the "Purchase Agreement") pursuant to which the Company agreed to issue $10,000,000 of senior secured convertible notes ("Notes") to a group of private investors. The Notes mature on January 1, 2011 and bear interest at a 10% annual rate with payment dates on June 30 and December 30 of each year commencing on June 30, 2006. The Purchase Agreement provided that the Company may, at its sole option, elect to pay interest due on June 30, 2006, December 30, 2006 and June 30, 2007 in cash or by issuing additional Notes for the full amount of such interest payment, and the holders of such Notes previously agreed under the Purchase Agreement to be contractually bound to accept such additional Notes in lieu of a cash interest payment. On June 30, 2006, the Company issued an additional $425,000 in Notes in lieu of a cash interest payment due on June 30, 2006 to fulfill its contractual commitment under the Purchase Agreement, in reliance on Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder, based in part on the representations made by the Purchasers of the Notes in the Purchase Agreement. The Notes are convertible at the option of the holder at any time at the initial conversion rate of one share of Company Common Stock per $1.00 principal amount of Note, which rate is subject to adjustment for stock splits, stock dividends and certain fundamental changes to the Company such as the distribution of stock or spin-off of a subsidiary.



Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing

On June 27 2006, Focus Enhancements, Inc. ("Focus") received a letter from The Nasdaq Stock Market notifying Focus that for the last 30 consecutive business days, the bid price of Focus' common stock had closed below the minimum $1.00 per share price requirement for continued inclusion under Nasdaq Marketplace Rules 4310(c)(4).



Item 3.02  Unregistered Sales of Equity Securities

The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference.



A copy of the press release announcing such notice is included as Exhibit 99.1 hereto.

Item 9.01.        Financial Statements and Exhibits

(c)      Exhibits

          99.1 Press release "Focus Enhancements Receives Nasdaq Bid Deficiency Letter".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FOCUS ENHANCEMENTS, INC.


Date:  June 30, 2006                 By:        /s/ Gary Williams
                                                -----------------
                                     Name:      Gary Williams
                                     Title:     EVP of Finance and CFO